Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

          In connection with the accompanying Quarterly Report of AMS Health Sciences, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2005 (the “Report”), I, Reggie Cook, Chief Financial Officer of the Company, hereby certify that to my knowledge:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 2, 2005	/S/ REGGIE B. COOK Reggie B. Cook
Chief Financial Officer